Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 3 to the Annual Report on Form 10-K/A of ChineseInvestors.com, Inc. (the “Company”) for the fiscal year ended May 31, 2015, as filed with the Securities and Exchange Commission (the “Report”) amending the original report filed on August 31, 2015, the undersigned officer of the Company does hereby certify, pursuant to Title 18 of the United States Code Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2016

/s/ Warren Wang
Warran Wang
Chief Executive Officer

/s/ Paul Dickman
Paul Dickman Chief Financial Officer